                                                                  EXHIBIT (A)(4)

                             LETTER OF TRANSMITTAL

                        FOR SHAREHOLDERS OF COMMON STOCK

                                       OF

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                      PURSUANT TO THE PLAN OF DISSOLUTION

                                       OF

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                         TO: CIBC MELLON TRUST COMPANY,
                                THE PAYING AGENT
                           TELEPHONE: (416) 643-5500
                           TOLL FREE: (800) 387-0825
                        EMAIL: INQUIRIES@CIBCMELLON.COM

                  BY MAIL:                       BY HAND DELIVERY OR BY OVERNIGHT COURIER:
          CIBC Mellon Trust Company                      CIBC Mellon Trust Company
                P.O. Box 1036                                 199 Bay Street
       Adelaide Street Postal Station                       Commerce Court West
          Toronto, Ontario M5C 2K4                           Securities Level
                   Canada                                Toronto, Ontario M5L 1G9
                                                                  Canada

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------------------------------------
       PRINT NAME AND ADDRESS OF REGISTERED HOLDER(S)            NUMBER OF SHARES        CERTIFICATE NUMBER
--------------------------------------------------------------------------------------------------------------

                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------

--------------------------------------------------------------------------------------------------------------

   ATTACH ADDITIONAL LIST STATING CERTIFICATE NUMBER AND NUMBER OF SHARES, IF
                                   NECESSARY

     Ladies and Gentlemen:

     In connection with the sale of the Company to Waddell & Reed Financial, Inc. ("Purchaser") pursuant to a Stock Purchase Agreement, the Company filed a certificate of dissolution with the Secretary of State of the State of Delaware to dissolve the Company under a plan of complete liquidation and dissolution (the "Plan of Dissolution"). The dissolution became effective immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement. Upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, each outstanding share of common stock of the Company, par value US$.01 per share that is owned by the shareholders of the Company (the "Unaffiliated Shareholders") other than Ivy Acquisition Corporation, a Delaware corporation, was converted into the right to receive a minimum cash payment in the amount of US$4.05 (the "Payment"), subject to possible increase.

     The undersigned hereby represents and warrants that the undersigned is the sole beneficial and record owner of the number and type of shares of common stock of the Company set forth on page 3 of this Letter of Transmittal (the "Shares"), in each case free and clear of any liens, claims and encumbrances. The undersigned is not a party to, or bound by, any arrangement, agreement, instrument or order relating to the transfer of any shares of capital stock of the Company. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Upon receipt of this Letter of Transmittal, the registered holder(s) entitled to receive the Payment will receive a check from the Paying Agent in the amount of such Payment. Unless otherwise indicated below under "Special Delivery Instructions," the Paying Agent will forward any check(s) to be issued to the address of record as indicated above.

                         SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if check is to be by check MAILED to an address other than the address shown above.

     Deliver check to:

Name:
------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                  NOTE: REMAINDER OF LETTER MUST BE COMPLETED
                  ALSO NOTE: SIGNATURES MUST BE PROVIDED BELOW

                              IMPORTANT: SIGN HERE
              (Complete Substitute Form W-9 or Form W-8BEN below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (SIGNATURE OF OWNER(S))
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated:
------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by persons designated as assignee(s) of registered holders by certificates and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person acting in a fiduciary or representative capacity, please set forth title and see Instruction 2.)

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                   (ZIP CODE)

Daytime Area Code and Tel. No:
-----------------------------------------------------------------------
                                              TAXPAYER IDENTIFICATION OR SOCIAL
                                                       SECURITY NUMBER
                                             (ALSO COMPLETE SUBSTITUTE FORM W-9
                                                         ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED -- SEE INSTRUCTION (II))

Authorized Signature(s):
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   (ZIP CODE)

Area Code and Tel. No:
---------------------------------      Dated:
----------------------------------

                PLEASE READ THE FOLLOWING INSTRUCTIONS CAREFULLY

        (i) GENERAL. PLEASE DO NOT SEND YOUR CERTIFICATE(S) REPRESENTING THESE SHARES TO THE COMPANY. YOU SHOULD RETAIN SUCH CERTIFICATE(S) FOR YOUR RECORDS.

        (ii) SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) representing the Shares unless the Shares described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s).

     If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his full title in such capacity and enclose appropriate evidence of his authority to so act. If additional documents are required by the Paying Agent, you will be so advised.

        (iii) INQUIRIES. All questions regarding appropriate procedures for payment should be directed to the Paying Agent by dialing 1-800-387-0825 (Toll-free) if you are calling from within the United States, Canada or Puerto Rico and 1-416-643-5500 (Collect) if calling from outside the United States Canada or Puerto Rico.

        (iv) ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent at any of the addresses set forth on the first page hereof or by calling the numbers above.

        (v) SUBSTITUTE FORM W-8BEN OR FORM W-9. Each person receiving payment pursuant to the Plan of Dissolution (a "Holder") is required to (i) provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 or (ii) certify its non-U.S. status on an Internal Revenue Service ("IRS") Form W-8BEN, instructions for which are provided under "Important Tax Information" below. Failure to provide the information on the applicable form may subject the Holder to federal income tax withholding (currently at 30%, but subject to minor reductions in the future) on cash paid pursuant to the Plan of Dissolution. If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9, and such Holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold on all payments made prior to the time a properly certified TIN is provided to the Paying Agent. However, such amounts will be refunded to such Holder if a TIN is provided to the Paying Agent within 60 days.

        (vi) WAIVER OF CONDITIONS. All questions as to the validity, form and eligibility of any payment hereunder shall be determined by the Company, and such determination shall be final and binding. The Company's interpretation of the terms and conditions of this Letter of Transmittal (including these instructions) shall be final and binding.

  NOTE: SUBSTITUTE FORM W-8BEN SHOULD BE COMPLETED BY THE NON-U.S. BENEFICIAL
                                   OWNERS OF
 SHARES OF MACKENZIE INVESTMENT MANAGEMENT INC. NON-U.S. REGISTERED HOLDERS WHO
                                    ARE NOT
  BENEFICIAL OWNERS MAY BE REQUIRED TO PROVIDE AN ALTERNATIVE FORM OF W-8, AS
                                  DESCRIBED IN
                               THE INSTRUCTIONS.

Substitute                CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER FOR UNITED     OMB No. 1545-1621
                                             STATES TAX WITHHOLDING
Form W-8BEN                   SECTION REFERENCES ARE TO THE INTERNET REVENUE CODE.
                                           SEE SEPARATE INSTRUCTIONS.
(Rev. December 2000)           GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER.
                                            DO NOT SEND TO THE IRS.
Department of the
Treasury
Internal Revenue Service
----------------------------------------------------------------------------------------------------------------

 DO NOT USE THIS FORM FOR:                             INSTEAD, USE FORM:

          --  A U.S. citizen or other U.S. person, including
              a resident alien individual                                    W-9
          --  A person claiming an exemption from U.S.
              withholding on income effectively connected
              with the conduct of a trade or business in the
              United States                                               W-8ECI
          --  A foreign partnership, a foreign simple trust,
              or a foreign grantor trust (see instructions
              for exceptions)                                   W-8ECI or W-8IMY
          --  A foreign government, international
              organization, foreign central bank of issue,
              foreign tax-exempt organization, foreign
              private foundation, or government of a U.S.
              possession that received effectively connected
              income or that is claiming the applicability
              of section(s) 1152(2), 501(c), 892, 895, or
              1443(b) (see instructions)                        W-8ECI or W-8EXP

NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.

          --  A person acting as an intermediary                          W-8IMY

NOTE:  See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I   IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
--------------------------------------------------------------------------------

 2.  Name of individual or organization that is the beneficial       3.  Country of incorporation or organization
     owner

-------------------------------------------------------------------------------------------------------------------

 4.  Type of beneficial owner:  [ ] Individual             [ ] Corporation       [ ] Disregarded       [ ] Partnership
                                                                                 entity                [ ] Simple
                                                                                                       trust
     [ ] Grantor trust          [ ] Complex trust          [ ] Estate            [ ] Government        [ ] International

     [ ] Central bank of issue  [ ] Tax-exempt             [ ] Private
                                organization               foundation

 4.

-------------------------------------------------------------------------------------------------------------------
 5.  Permanent resident address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
     ADDRESS

-------------------------------------------------------------------------------------------------------------------
       City or town, state or province. Include postal code where    Country (do not abbreviate)
                                                     appropriate.

-------------------------------------------------------------------------------------------------------------------
 6.  Mailing address (if different from above)

-------------------------------------------------------------------------------------------------------------------
       City or town, state or province. Include postal code where    Country (do not abbreviate)
                                                     appropriate.

-------------------------------------------------------------------------------------------------------------------

 7.  U.S. taxpayer identification number, if required (see           8. Foreign tax identifying number, if any (optional)
     instructions)
     [ ] SSN or ITIN  [ ] EIN
--------------------------------------------------------------------------------------------------------------------------
 9.  Reference number(s) (see instructions)


--------------------------------------------------------------------------------
 PART II   CERTIFICATION
--------------------------------------------------------------------------------
 Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

  -- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

  --  The beneficial owner is not a U.S. person,

  -- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND

  -- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions
 Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

                       --------------------------------------------------------------------                   -----------------
SIGN HERE              Signature of beneficial owner (or individual authorized to sign for beneficial owner)  Date (MM-DD-YYYY)

                       ------------------------------
SIGN HERE              Capacity in which acting

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                Form W-8BEN (Rev. 12-2000)

 INSTRUCTIONS FOR SUBSTITUTE FORM W-8BEN TO BE USED BY NON-U.S. SHAREHOLDERS OF
                      MACKENZIE INVESTMENT MANAGEMENT INC.

     NOTE: For definitions of terms used throughout these instructions, see DEFINITIONS below.

     PURPOSE OF FORM. Distributions of cash made pursuant to the Plan of Dissolution to non-U.S. shareholders are subject to U.S. tax at a 30% rate unless the non-U.S. shareholder certifies its non-U.S. status on the Substitute Form W-8BEN.

     If you are providing the Substitute Form W-8BEN to:

     - Establish that you are not a U.S. person; and

     - Claim that you are the beneficial owner of the income for which the Substitute Form W-8BEN is being provided, you do not need to provide a U.S. taxpayer identification number on the Substitute Form W-8BEN.

     Failure to provide a Form W-8BEN to the withholding agent may lead to withholding at a 30% rate (foreign-person withholding) or the backup withholding rate.

     DO NOT use Form W-8BEN if:

     - You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use the SUBSTITUTE FORM W-9, enclosed with the Letter of Transmittal.

     - You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide SUBSTITUTE FORM W-9.

     - You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States.

     - You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide FORM W-8EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. You should use Form W-8ECI if you received effectively connected income (for example, income from commercial activities).

     - You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficiary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide FORM W-8IMY.

     - You are acting as an intermediary (that is, acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide FORM W-8IMY.

     NOTE: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                Form W-8BEN (Rev. 12-2000)

DEFINITIONS

     BENEFICIAL OWNER. The beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.

     Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (that is, a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of a foreign grantor trust (that is, a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (that is, a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.

     The beneficial owner of income paid to a foreign estate is the estate itself.

     NOTE: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.

     FOREIGN PERSON. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.

     NONRESIDENT ALIEN INDIVIDUAL. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual. See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

     NOTE: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (for example, filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages.

     FLOW-THROUGH ENTITY. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.

     DISREGARDED ENTITY. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.

     AMOUNTS SUBJECT TO WITHHOLDING. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income.

FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).

     WITHHOLDING AGENT. CIBC Mellon Trust Company, who is the paying agent in connection with the Plan of Dissolution.

SPECIFIC INSTRUCTIONS

PART I

     LINE 1. Enter your name. If you are a disregarded entity with a single owner who is a foreign person, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of the form.

     LINE 2. If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").

     LINE 3. Check the one box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (for example, corporation, partnership, trust, estate, etc.) under U.S. tax principles. Do not check the box that describes your status under the law of your country. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.

     CAUTION: Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.

     LINE 4. Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. DO NOT show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.

     LINE 5. Enter your mailing address only if it is different from the address you show on line 4.

     LINE 6. Non-U.S. shareholders of Mackenzie Investment Management Inc. do not need to provide a U.S. taxpayer identification number on this Substitute Form W-8BEN.

     LINE 7. If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.

     LINE 8. This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form. A foreign single owner of a disregarded entity may use line 8 to inform the withholding agent that the account to which a payment is made or credited is in the name of the disregarded entity (see instructions for line 1 on page 3).

PART II

     The Substitute Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. Form 2848, Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false or fraudulent form.

NOTE: SUBSTITUTE FORM W-9 SHOULD BE COMPLETED BY THE U.S. REGISTERED HOLDER OF
      SHARES OF MACKENZIE INVESTMENT MANAGEMENT INC.

--------------------------------------------------------------------------------------------------------------------
                                          PAYER: CIBC MELLON TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                      PART I--PLEASE PROVIDE YOUR TIN IN THE
  FORMW-9                         BOX AT THE RIGHT AND CERTIFY BY SIGNING    TIN: ------------------------------
                                  AND DATING BELOW.                                 Social Security Number
                                                                               or EmployerIdentification Number
                                --------------------------------------------------------------------------------
Department of the
Treasury, Internal                PART II--For Payees exempt from backup withholding, see the enclosed Guidelines
Revenue Service                   for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                  complete as instructed therein.

PAYOR'S REQUEST FOR               ---------------------------------------
TAXPAYER IDENTIFICATION NUMBER    Certification--Under penalties of
("TIN") AND CERTIFICATION         perjury, I certify that: (1) The Number
                                  shown on this form is my correct
                                  Taxpayer Identification Number (or I am
                                  waiting for a number to be issued to
                                  me), (2) I am not subject to backup
                                  withholding either because I have not
                                  been notified by the Internal Revenue
                                  Service (IRS) that I am subject to
                                  backup withholding as a result of a
                                  failure to report all interest or divi-
                                  dends, or because the IRS has notified
                                  me that I am no longer subject to
                                  backup withholding and (3) I am a U.S.
                                  person (including a U.S. resident
                                  alien).
                                  Certification Instructions--You must
                                  cross out item (2) above if you have
                                  been notified by the IRS that you are
                                  subject to backup withholding, because
                                  of underreporting interest or dividends
                                  on your tax return. However, if after
                                  being notified by the IRS that you were
                                  subject to backup withholding, you re-
                                  ceived another notification from the
                                  IRS that you were no longer subject to
                                  backup withholding, do not cross out
                                  item (2).
                                  --------------------------------------------------------------------------------

                                                                            Date: ------------------------------
                                Signature: ------------------------------
--------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Transfer Agent regarding proper establishment of the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all payments (30% or such rate as may apply in the year of payment) made to me thereafter will be withheld until I provide a number.
 Signature: ------------------------------                         Date: ---------------------
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

------------------------------------------------------------
                                          GIVE THE NAME AND
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 1.  Individual account                  The individual

 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)

 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)

                                         The actual owner(1)
     b. The so-called trust account
     that is not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------
------------------------------------------------------------
                                          GIVE THE NAME AND
                                              EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 6.  A valid trust estate, or pension    Legal entity (do
     trust                               not furnish the
                                         identification
                                         number of the
                                         personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title)(4)
 7.  Corporation                         The corporation
 8.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:
  - A corporation.
  - A foreign central bank of issue.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.
  - A real estate investment trust.
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A common trust fund operated by a bank under section 584(a).
  - A financial institution.
  - A middleman known in the investment community as a nominee or custodian.
  - A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.
  - Payments made by certain foreign organizations.
  - Payments of patronage dividends not paid in money.
  - Section 404(k) distributions made by an ESOP.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is US$600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage or student loan interest paid to you.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

Privacy Act Notice. -- Section 6109 requires most recipients of dividends, interest, or other payments to provide identifying number for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- IF YOU MAKE A FALSE STATEMENT WITH NO REASONABLE BASIS WHICH RESULTS IN NO IMPOSITION OF BACKUP WITHHOLDING, YOU ARE SUBJECT TO A PENALTY OF US$500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- FALSIFYING CERTIFICATIONS OR AFFIRMATIONS MAY SUBJECT YOU TO CRIMINAL PENALTIES INCLUDING FINES AND/OR IMPRISONMENT.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.

                                        8